Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 1, 2023 (the “Closing Date”), by and among ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, with its principal offices at 205 S. Hoover Blvd. Suite 210, Tampa, Florida 33609 (the “Company”), and the undersigned holders (each, a “Holder”, and collectively, the “Holders”).

RECITALS:

A. The Company has entered into that certain Note and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company, the Holders, and the collateral agent named therein (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which it has agreed to issue to the Holders (a) 11% Senior Secured Notes due 2025 (collectively, the “Note”), and (b) certain warrants to purchase Common Stock of the Company (collectively, the “Warrant”), upon the terms and conditions set forth in the Purchase Agreement, the Note, and the Warrant.

B. To induce the Holders to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a. “Effective Date” means the date on which a Registration Statement, through which the resale of Registrable Securities by one or more Investors shall be registered, has been declared effective by the SEC.

b. “Effectiveness Deadline” means the date that is the earlier of (A) thirty (30) days after the Filing Deadline in the event that the Staff notifies the Company that such Registration Statement is not subject to review, and (B) one hundred twenty (120) days after the Filing Deadline in the event that the Staff notifies the Company that such Registration Statement is subject to review.

c. “Filing Deadline” means the date that is seventy-five (75) days after the Closing Date.

d. “Investor” means a Holder or any transferee or assignee thereof to whom a Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 for so long as any of the foregoing continues to hold Registrable Securities.

e. “register”, “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

f. “Registrable Securities” means (i) any shares of Common Stock issued or issuable upon exercise of the Warrant in accordance with the terms of the Warrant (the “Warrant Shares”), and (ii) any shares of capital stock issued or issuable with respect to the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

g. “Registration Statement” means any registration statement filed pursuant to the terms of this Agreement under the 1933 Act covering the resale by any Investor of any Registrable Securities, including (without limitation) the prospectus, amendments and supplements to such registration statement or prospectus, including (without limitation) pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

h. “Required Holders” means the holders of at least a majority of the Registrable Securities.

i. “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

j. “SEC” means the United States Securities and Exchange Commission.

k. “Staff” means the Staff of the Division of Corporation Finance of the SEC.

2. Registration.

a. Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Registration Statement covering the resale of all Registrable Securities. The Registration Statement shall contain (except if otherwise directed by the Required Holders or required in order to address written comments to the Registration Statement received from the Staff upon review of such Registration Statement) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B, as the same may be amended in accordance with the provisions of this Agreement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline, and will use its reasonable best efforts to keep the Registration Statement (or any subsequent Registration Statement filed to maintain the registration of the Registrable Securities covered by the prior Registration Statement) continuously effective under the 1933 Act during the Registration Period (as defined herein). By 5:30 p.m. (Eastern Time) on the second (2nd) Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement.

b. Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter”, the Company shall use reasonable best efforts to persuade the Staff that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.b, the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed pursuant to this Section 2.b shall be allocated among the Investors on a pro rata basis, unless the SEC Restrictions otherwise require or provide. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). In furtherance of the foregoing, each Investor shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under the Registration Statement such that the Company will be able to file one or more additional registration statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including (without limitation) the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date and (ii) the Effectiveness Deadline with respect to such Cut Back Shares shall be the earlier of (A) thirty (30) days after the new Filing Deadline pursuant to clause (i) above in the event that the Staff notifies the Company that such Registration Statement is not subject to review and (B) one hundred twenty (120) days after the new Filing Deadline pursuant to clause (i) above in the event that the Staff notifies the Company that such Registration Statement is subject to review.

c. Use of Form S-3. The Company undertakes to register the Registrable Securities on Form S-3 if the Company is then eligible to register the Registrable Securities for resale on such form. If the Company is not then eligible to register the Registrable Securities for resale on Form S-3, the Company undertakes to register the Registrable Securities on Form S-1 or another appropriate form in accordance herewith.

d. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. The parties hereto agree that the Investors will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that, in such case, it would not be feasible to ascertain the extent of such damages with precision. Subject to Section 2.b, if (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”); or (ii) on any day after the Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than (x) during an Allowable Grace Period (as defined in Section 3.p) or (y) if the Registration Statement is on Form S-1, for a period of fifteen (15) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or failure to register a sufficient number of shares of Common Stock) (a “Maintenance Failure” and, any Maintenance Failure, Filing Failure or Effectiveness Failure, a “Registration Default”) then, as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity) and not as a penalty, the Company shall pay to each holder of Registrable Securities, aggregate additional interest on the principal amount of the outstanding Convertible Note in the amounts described below (the “Additional Interest”) (and all outstanding shares of Common Stock to the extent the Convertible Note has been converted prior to the occurrence of the Registration Default and such shares of Common Stock remain Registrable Securities); provided that any payment on shares of Common Stock will be calculated based on, as applicable (A) the principal amount of the Convertible Note as a result of conversion of which such shares of Common Stock have been issued or (B) the value of the Warrant as a result of exercise of which such shares of Common Stock have been issued; provided further that any such Additional Interest will cease to accrue to holders hereunder and under the Purchase Agreement and the other Transaction Documents when any such Registration Default will cease, be remedied or be cured. The Company will pay any Additional Interest as set forth in, and subject to the terms and conditions of, the Purchase Agreement and the other Transaction Documents. In the event of a Filing Failure, the Company shall pay Additional Interest in the amount of (i) 5.0% of the principal amount outstanding on the Convertible Note during the period between the Filing Deadline and the 75th day thereafter, for as long as the Filing Failure continues, (ii) 10.0% of the principal amount outstanding on the Convertible Note during the period beginning on the 76th day after the Filing Deadline and the 120th day thereafter, for as long as the Filing Failure continues, and (iii) 12.0% thereafter for as long as the Filing Failure continues. In the event of an Effectiveness Failure, the Company shall pay Additional Interest in the amount of (i) 5.0% of the principal amount outstanding on the Convertible Note during the period between the Effectiveness Deadline and the 45th day thereafter, for as long as the Effectiveness Failure continues, (ii) 10.0% of the principal amount outstanding on the Convertible Note during the period beginning on the 46th day after the Effectiveness Deadline and 75th day thereafter, for as long as the Effectiveness Failure continues, and (iii) 12.0% thereafter for as long as the Effectiveness Failure continues.

e. Piggyback Registrations. Without limiting any obligation of the Company hereunder, if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the prospectus contained therein is not available for use, or if Rule 144 is not available with respect to the Registrable Securities and (ii) the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the 1933 Act) or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2.e that are the subject of a then-effective Registration Statement; and provided further that the Company shall not be required to include any Registrable Securities which an underwriter shall advise the Company will materially adversely affect the Company’s ability to sell all of the shares which the Company intended to sell. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole and absolute discretion. The Company shall not grant piggyback registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Holders set forth in this Section 2.e.

3. Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.a, 2.b or 2.c, the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act, and any legend restricting further transfer with regard to such Registrable Securities has been removed, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration

Period”). The Company shall ensure that each Registration Statement (including, without limitation, any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall (i) prepare and file with the SEC such amendments (including without limitation post-effective amendments) and supplements to the Registration Statement and the Rule 424 prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and (ii) during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers as set forth in such Registration Statement.

c. Not less than ten (10) Business Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, the Company will furnish to each Investor named therein copies of the “Selling Stockholders” and “Plan of Distribution” sections of such documents in the form in which the Company proposes to file them, which sections will be subject to the review of each such Investor. Each Investor will provide comments, if any, within five Business Days after the date such materials are provided. The Company will not file a Registration Statement, any prospectus or any amendments or supplements thereto in which the “Selling Stockholders” or the “Plan of Distribution” sections thereof differ in any material respect from the form attached hereto as Exhibit B. Holders will have the right to select one legal counsel, at the Company’s expense pursuant to Section 5, to review any Registration Statement prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by Required Holders and which counsel shall initially be Nelson Mullins Riley & Scarborough LLP.

d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, as many copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (iii) such other documents, including without limitation copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company consents to the use of any prospectus and each amendment or supplement thereto provided to the Investors in connection with the offer and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

e. The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3.p, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request).

f. The Company will notify each Investor covered by the Registration Statement as promptly as reasonably practicable of (i) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (ii) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction. If such an order or suspension is issued, the Company shall use its reasonable best efforts to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose.

g. If any Investor is required under applicable securities law to be described in the Registration Statement as an “underwriter,” at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of external counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.

h. If any Investor is required under applicable securities law to be described in the Registration Statement as an “underwriter,” upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, the Company shall make available for inspection by (i) such Investor and its legal counsel and (ii) one firm of accountants or other agents retained the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector solely for the purpose of establishing a due diligence defense under underwriter liability under the 1933 Act, and cause the Company’s officers, directors and employees to supply all information that any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation by the Company of this Agreement or any other agreement to which the Company is a party. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j. The Company shall use its reasonable best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.j.

k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

l. If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post- effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

m. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities, including without limitation the securities or blue sky laws of any jurisdiction within the United States requested in writing by any selling Investor.

n. The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o. The Company will notify each Investor covered by the Registration Statement as promptly as reasonably practicable (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and (ii) of any request by the SEC for any amendments or supplements to the Registration Statement or for additional information. Within two Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

p. Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company, would reasonably be likely to materially and adversely affect the Company and, in the opinion of counsel to the Company, is not otherwise required to be disclosed other than as a result of the effectiveness of the Registration Statement (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, such Grace Periods shall not exceed an aggregate of thirty (30) days during any 365-day period and the first day of any Grace Period must be at least five trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) or the date referred to in such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled, and deliver a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists).

q. The Company and the Investors will cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

4. Obligations of the Investors.

a. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Investor execute such documents in connection with such registration as the Company may reasonably request.

b. Each Investor, by such Investor’s entry into the Purchase Agreement, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3.f or 3.e, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3.f or 3.e or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3.f or 3.e, and for which the Investor has not yet settled.

d. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby agrees to, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners and employees of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934 Act, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6.c, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.a shall not apply to (A) a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (B) a Claim by an Indemnified Person arising out of or based the use by an Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective or (C) a Claim by an Indemnified Person arising out of or based an Investor’s (or any other Indemnified Person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities or (D) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.a, the Company, each of its directors and officers, each of the other holders of the Company’s securities covered by such Registration Statement, each Person who controls the Company or any other such Person within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.c, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.b and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6.b for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel and one more local counsel (if necessary) for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received.

The indemnity agreements contained herein shall be in addition to any liabilities the indemnifying party may be subject to pursuant to applicable law.

7. Contribution. To the extent any indemnification contemplated hereby by an indemnifying party is prohibited or limited by applicable law, the indemnifying party shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Person or Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Person or Indemnified Party, on the other, in connection with such Violation. The relative fault of the indemnifying party, on the one hand and of the Indemnified Person or Indemnified Party, on the other hand, shall be determined by a court of law by reference to, among other things, whether the Violation relates to information supplied or actions undertaken by the indemnifying party, on the one hand, or by the Indemnified Person or Indemnified Party, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation; provided, that in no event shall any contribution by an Investor hereunder exceed the amount of net proceeds to such Investor of the Registrable Securities sold in any such Registration Statement. The amount paid or payable by a party as a result of any Claim shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6 was available to such party in accordance with its terms. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations to contribute pursuant to this Section 7 are several and not joint. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 7.

8. Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144, during the Registration Period;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act, during the Registration Period; and

c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request during the Registration Period, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities without registration pursuant to Rule 144.

9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities. Notwithstanding anything in this Agreement to the contrary, no Registration Default will be deemed to have occurred with regard to any Registrable Securities held by any transferee prior to the date that is ten (10) Business Days after such transferee notifies the Company of its acquisition of Registrable Securities and provides any information and documentation reasonably requested by the Company for the registration of such Registrable Securities pursuant to this Agreement. The Company may not assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Required Holders. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 67% of the Registrable Securities then outstanding; provided that no amendment may disproportionately affect the rights of any holder of Registrable Securities compared to any other holder of Registrable Securities without the consent of such holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective if it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. Miscellaneous.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Odyssey Marine Exploration, Inc.

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

Telephone: (813) 876-1776

Facsimile: (813) 876-1777

Attention: General Counsel

with a copy (for informational purposes only) to:

David M. Doney, Esq.

Akerman LLP

401 East Jackson Street, Suite 1700

Tampa, Florida 33602

Telephone: (813) 209-5070

Facsimile: (813) 218-5404

If to an Investor, to its physical and electronic mail address set forth on such Investor’s Assignment Agreement (as defined in the Purchase Agreement), with copies to such Investor’s representatives as set forth on such applicable Assignment Agreement, or to such other physical or electronic mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s electronic mail containing the time, date, recipient electronic mail address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by electronic mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investor as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and each Holder have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the Closing Date.

COMPANY:

ODYSSEY MARINE EXPLORATION, INC.

By:	/s/ Mark D. Gordon
Name:	Mark D. Gordon
Title:	Chief Executive Officer and Chairman

[Signatures continue on following page]

[Signature Page to Registration Rights Agreement]

HOLDERS:

[HOLDER NAME]

By:
Name:
Title:

Address:
Email address:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[    ]

[    ]

Attention: [    ]

Re: [    ]

Ladies and Gentlemen:

We are counsel to ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, with its principal offices at 205 S. Hoover Blvd. Suite 210, Tampa, Florida 33609 (the “Company”), and have represented the Company in connection with the issuance of (a) an 11% Senior Secured Note due 2025 (the “Note”), and (b) warrants to purchase Common Stock of the Company (the “Warrant”), upon the terms and conditions set forth in that certain Note and Warrant Purchase Agreement, dated as of December 1, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), by and among the Company, the Holders (as defined in the Purchase Agreement), and the collateral agent named therein.

Pursuant to the Purchase Agreement, the Company also has entered into that certain Registration Rights Agreement, dated as of November __, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Registration Rights Agreement”) with the Holders (as defined in the Registration Rights Agreement), pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”).

In connection with the Company’s obligations under the Registration Rights Agreement, on [•], the Company filed a Registration Statement on Form [•] (File No. 333-[•]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a “Selling Stockholder” thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [•] [AM/PM] on [•], and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions, dated as of December 1, 2023, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

CC:	[Holders]

EXHIBIT B

SELLING STOCKHOLDERS

The shares of Common Stock of ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation (the “Company”), are being offered by the Selling Stockholders identified in the table below, are those previously issued to the Selling Stockholders and those issuable to the Selling Stockholders upon exercise of the Warrant. For additional information regarding the issuances of Common Stock and/or the Warrant, see “Purchase Agreement” above; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

We are registering the shares of Common Stock in order to permit the Selling Stockholders to offer the shares for resale from time to time. [Except for the ownership of the shares of Common stock, the Warrant, and (if applicable) an 11% Senior Secured Note due 2025, the Selling stockholders have not had any material relationship with us within the past three (3) years.]

The table below lists the Selling Stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the Selling Stockholders. The second column lists the number of shares of Common Stock beneficially owned by each Selling Stockholders, based on its ownership of the shares of Common Stock and the Warrant as of [•], assuming exercise of the Warrant held by the Selling Stockholders on that date, without regard to any limitation on conversion or exercise.

The third column lists the shares of Common Stock being offered by this prospectus by the Selling Stockholders.

In accordance with the terms of the Registration Rights Agreement (as defined and described in the Purchase Agreement) with the holders of the shares of Common Stock and the Warrant, this prospectus generally covers the resale of that number of shares of Common Stock equal to the number of shares of Common Stock issued and the shares of Common Stock issuable upon exercise of the Warrant, determined as if the Warrant is exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC. The fourth column assumes the sale of all of the shares offered by the Selling Stockholders pursuant to this prospectus.

Name of Selling Stockholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to the Prospectus	Number of Shares Owned After Offering

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock previously issued and those issuable upon exercise of the Warrant to permit the resale of these shares of Common Stock by the holders thereof, and the Warrant from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The Selling Stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the Selling Stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and re-sell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”);

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the Selling Stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the Selling Stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The Selling Stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The Selling Stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares of Common Stock.

The Selling Stockholders may pledge or grant a security interest in some or all of the convertible note, warrant, or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus. The Selling Stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the Selling Stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any Selling Stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

The Selling Stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act (“Regulation M”), which may limit the timing of purchases and sales of any of the shares of Common Stock by the Selling Stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[•] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a Selling Stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the Selling Stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the Selling Stockholders will be entitled to contribution. We may be indemnified by the Selling Stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons (other than our affiliates).